EXHIBIT (24)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of THE EMPIRE DISTRICT ELECTRIC COMPANY, a corporation organized and existing under the laws of the State of Kansas, does hereby constitute and appoint B. P. BEECHER and L. A. DELANO, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned, to sign the name of the undersigned to the Company’s Annual Report Form 10-K for the fiscal year ended December 31, 2014, File Number 1-3368, to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, and to any amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of February 2015.

/s/ D. RANDY LANEY
D. RANDY LANEY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of THE EMPIRE DISTRICT ELECTRIC COMPANY, a corporation organized and existing under the laws of the State of Kansas, does hereby constitute and appoint B. P. BEECHER and L. A. DELANO, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned, to sign the name of the undersigned to the Company’s Annual Report Form 10-K for the fiscal year ended December 31, 2014, File Number 1-3368, to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, and to any amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of February 2015.

/s/ HERBERT J. SCHMIDT
HERBERT J. SCHMIDT

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of THE EMPIRE DISTRICT ELECTRIC COMPANY, a corporation organized and existing under the laws of the State of Kansas, does hereby constitute and appoint B. P. BEECHER and L. A. DELANO, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned, to sign the name of the undersigned to the Company’s Annual Report Form 10-K for the fiscal year ended December 31, 2014, File Number 1-3368, to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, and to any amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of February 2015.

/s/ BONNIE C. LIND
BONNIE C. LIND

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of THE EMPIRE DISTRICT ELECTRIC COMPANY, a corporation organized and existing under the laws of the State of Kansas, does hereby constitute and appoint B. P. BEECHER and L. A. DELANO, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned, to sign the name of the undersigned to the Company’s Annual Report Form 10-K for the fiscal year ended December 31, 2014, File Number 1-3368, to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, and to any amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of February 2015.

/s/ THOMAS OHLMACHER
THOMAS OHLMACHER

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of THE EMPIRE DISTRICT ELECTRIC COMPANY, a corporation organized and existing under the laws of the State of Kansas, does hereby constitute and appoint B. P. BEECHER and L. A. DELANO, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned, to sign the name of the undersigned to the Company’s Annual Report Form 10-K for the fiscal year ended December 31, 2014, File Number 1-3368, to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, and to any amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of February 2015.

/s/ WILLIAM L. GIPSON
WILLIAM L. GIPSON

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of THE EMPIRE DISTRICT ELECTRIC COMPANY, a corporation organized and existing under the laws of the State of Kansas, does hereby constitute and appoint B. P. BEECHER and L. A. DELANO, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned, to sign the name of the undersigned to the Company’s Annual Report Form 10-K for the fiscal year ended December 31, 2014, File Number 1-3368, to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, and to any amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of February 2015.

/s/ ROSS C. HARTLEY
ROSS C. HARTLEY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of THE EMPIRE DISTRICT ELECTRIC COMPANY, a corporation organized and existing under the laws of the State of Kansas, does hereby constitute and appoint B. P. BEECHER and L. A. DELANO, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned, to sign the name of the undersigned to the Company’s Annual Report Form 10-K for the fiscal year ended December 31, 2014, File Number 1-3368, to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, and to any amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of February 2015.

/s/ B. THOMAS MUELLER
B. THOMAS MUELLER

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of THE EMPIRE DISTRICT ELECTRIC COMPANY, a corporation organized and existing under the laws of the State of Kansas, does hereby constitute and appoint B. P. BEECHER and L. A. DELANO, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned, to sign the name of the undersigned to the Company’s Annual Report Form 10-K for the fiscal year ended December 31, 2014, File Number 1-3368, to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, and to any amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of February 2015.

/s/ C. JAMES SULLIVAN
C. JAMES SULLIVAN

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of THE EMPIRE DISTRICT ELECTRIC COMPANY, a corporation organized and existing under the laws of the State of Kansas, does hereby constitute and appoint B. P. BEECHER and L. A. DELANO, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned, to sign the name of the undersigned to the Company’s Annual Report Form 10-K for the fiscal year ended December 31, 2014, File Number 1-3368, to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, and to any amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of February 2015.

/s/ KENNETH R. ALLEN
KENNETH R. ALLEN

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of THE EMPIRE DISTRICT ELECTRIC COMPANY, a corporation organized and existing under the laws of the State of Kansas, does hereby constitute and appoint B. P. BEECHER and L. A. DELANO, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned, to sign the name of the undersigned to the Company’s Annual Report Form 10-K for the fiscal year ended December 31, 2014, File Number 1-3368, to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, and to any amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of February 2015.

/s/ PAUL R. PORTNEY
PAUL R. PORTNEY